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                           VAN KAMPEN EQUITY TRUST II
                            ON BEHALF OF ITS SERIES,
                    VAN KAMPEN INTERNATIONAL ADVANTAGE FUND

                    SUPPLEMENT DATED OCTOBER 29, 2003 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                      PROSPECTUS DATED DECEMBER 30, 2002,
                       SUPERSEDING ALL PRIOR SUPPLEMENTS

    The Prospectus is hereby supplemented as follows:

    (1) Effective on or about January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund and is intended to defray the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by such shareholders, thereby reducing the impact on longer-term shareholders of such costs. For purposes of determining whether the redemption fee applies, the Class A Shares that were held the longest will be redeemed first. For Class A Shares of the Fund acquired by exchange, the holding period prior to the exchange is not considered in determining whether the redemption fee is applied. The redemption fee is not imposed on the following transaction and /or account types: redemptions due to the death or disability of the shareholder, redemptions to fulfill a required mandatory distribution under IRS guidelines, redemptions made through systematic withdrawal plans, exchanges made through systematic exchange plans, redemptions and exchanges for shares held in certain omnibus accounts, redemptions and exchanges by participants in (i) employer sponsored defined contribution programs and (ii) certain approved asset allocation programs.

    Effective on or about January 1, 2004, shares of the Fund must have been registered in the shareholder's name for at least 60 days prior to an exchange.

    Effective on or about January 1, 2004, shareholders of the Fund will be limited to a maximum of six exchanges out of the Fund during a rolling 365-day period.

    (2) On August 11, 2003, Van Kampen Asset Management Inc. (the "Adviser") entered into a Subadvisory Agreement with Morgan Stanley Investment Management Limited (the "Subadviser"). The Subadviser, like the Adviser, is a wholly owned subsidiary of Morgan Stanley. The address of the Subadviser is 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. The Adviser pays the Subadviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

    References in the Prospectus to the Adviser, when used in connection with its investment activities, include the Subadviser acting under its supervision.
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    The Subadviser, together with its investment management affiliates, managed assets of approximately $394 billion as of September 30, 2003. The Subadviser, a wholly owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
                                                                    IA SPT 10/03
                                                                     65207SPT-01